UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)


Item 9.  REGULATION FD DISCLOSURE

       Riverside, California  -  February 10, 2004  -  Provident Financial Holdings, Inc. ("Corporation"), NASDAQ: PROV, the holding company for Provident Savings Bank, F.S.B., announced that the Corporation posted its Financial Highlights Presentation amended for the 3-for-2 stock split announced on December 19, 2003. Also, certain slides were updated with additional information. The Presentation can be found on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. The original Presentation was furnished to the Securities and Exchange Commission of Form 8-K on February 3, 2004, and is amended by this Form 8-K/A. A copy of the revised Presentation follows.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2004                                  Provident Financial Holdings, Inc.

                                                                        /s/ Donavon P. Ternes

                                                                        Donavon P. Ternes
                                                                        Chief Financial Officer
                                                                        (Principal Financial and Accounting Officer)


PROVIDENT

Provident Financial Holdings, Inc.

December 31, 2003

(All share and per share information in the accompanying presentation have been restated to reflect the 3-for-2 stock split announced on December 19, 2003)

www. myprovident.com

Safe-Harbor Statement

This presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2003. Forward-looking statements are effective only as of the date that they are made and the Company assumes no obligation to update this information.

Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq NM:	PROV
Share price:	$24.18
52-week range:	$17.53 - $25.33
Shares outstanding	7,226,888 shares
Market cap:	$174.7 million
P/E (ttm):	11.19
EPS (ttm):	$2.16
Div & Yield:	$0.40 (1.65%)
Div distribution date:	06-Feb-04
Div record date:	20-Jan-04
As of December 31, 2003.	

PROVIDENT
Provident Financial Holdings, Inc.

Organizational chart


Provident Financial Holdings (Holding Company)
Mortgage Banking (Provident Bank Mortgage)
Provident Bank
Community Banking (Provident Bank)
Provident Financial Corp
Real Estate Operations

PROV Overview

PROVIDENT
Provident Financial Holdings, Inc.

Regional Banking Services Company Based in the Inland Empire Area of Southern California

- Strong organic growth rate
- Expanding customer base and market
- Strong mortgage operations
- Outstanding asset quality
- Largest independent community bank headquartered in Riverside County, California

PROV Overview

Provident Financial Holdings, Inc.

Southern California


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Loan Offices:

- Rancho Santa Margarita
- San Diego

Provident Bank Mortgage

Wholesale Office:

- Rancho Cucamonga

Retail Offices:

- Call Center, Riverside
- City of Industry
- Corona
- Fullerton
- Glendora
- La Quinta
- Rancho Mirage
- Riverside
- Torrance

PROVIDENT
Provident Financial Holdings, Inc.

Attractive Inland Empire Market

- Composed of San Bernardino and Riverside Counties
- Second largest PMSA in California with 3.5 million people at January 1, 2003
- One of the few areas in the country that has enjoyed continued job growth through the nationwide slump
- Private sector job growth averaged 5.7% per year from December 1996 through December 2000 compared to 3.5% for all of California
- Has experienced a 45% increase in manufacturing jobs since 1990, compared to a 20% decline statewide and a 40% decline in Los Angeles County
- While the Inland Empire now accounts for only 17% of Southern California's population, it has consistently accounted for over 30% of new home sales and construction; nearly 50% in the last two years
- Strong growth in the western part, adjacent to Los Angeles and Orange Counties, with ample land available for future growth

Source: Inland Empire Review, November 2003.

Business Strategy

PROVIDENT
Provident Financial Holdings, Inc.

Holding Company

- Prudent share repurchase program
- Prudent cash dividend policy

Provident Bank

- Asset growth - loans vs. investments
- Loan portfolio mix - "preferred loans" vs. single-family loans
- Deposit growth vs. wholesale funding
- Deposit mix - transaction accounts vs. CDs

Provident Bank Mortgage

- Loan origination mix - retail vs. wholesale
  purchase vs. refinance
- High margin products - e.g. seconds, alt-A fixed and alt-A adjustable loans vs. all other loans

PROV Highlights

Financial Position:	As of 09/30/2002	As of 12/31/2003
Total assets	$ 1.10 billion	$ 1.30 billion
Loans held for investment	$ 627.0 million	$ 870.1 million
Deposits	$ 708.4 million	$ 810.0 million
Equity	$ 101.1 million	$ 105.1 million
Tangible equity	$ 101.0 million	$ 105.0 million

Financial Results:	Quarter Ended 09/30/2002	Quarter Ended 12/31/2003
Net income	$ 3.7 million	$ 3.1 million
Return on average equity	14.25%	11.90%
Return on average assets	1.46%	0.99%
Net interest margin	2.94%	2.95%
Efficiency ratio	50.98%	55.92%
Total loan originations	$ 385.2 million	$ 384.2 million
Provident Bank	$ 47.7 million	$ 56.7 million
Provident Bank Mortgage ...	$ 337.5 million	$ 327.5 million

Quarterly Net Income



(In millions)
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.7
$3.9
$4.6
$4.7
$3.6
$3.1
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In millions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.6
$2.6
$4.5
$1.9
$4.3
$3.4
$5.0
$2.9
$3.2
$2.9
$2.6
$2.8
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)
Community Banking
Mortgage Banking

Quarterly Net Interest Income


19% C.A.G.R.*
(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$7.1
$7.8
$8.2
$8.4
$8.4
$8.8
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/02 through 12/31/03.

Non-Interest Income

PROVIDENT
Provident Financial Holdings, Inc.



(In millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$2.0
$4.1
$1.3
$4.9
$1.8
$4.9
$1.6
$5.2
$1.6
$3.1
$1.4
$2.7
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses



(In millions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$6.7
$7.1
$7.0
$7.2
$7.0
$7.2
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Net Interest Margin



2.96%
2.94%
2.92%
2.90%
2.88%
2.86%
2.84%
2.94%
2.93%
2.96%
2.91%
2.88%
2.95%
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

G&A to Average Assets

PROVIDENT
Provident Financial Holdings, Inc.



2.70%
2.60%
2.50%
2.40%
2.30%
2.20%
2.10%
2.65%
2.47%
2.37%
2.34%
2.30%
2.31%
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Efficiency Ratio

Provident Financial Holdings, Inc.


56.00%
54.00%
52.00%
50.00%
48.00%
46.00%
44.00%
42.00%
50.98%
50.32%
46.94%
47.27%
53.13%
55.92%
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Return on Average Assets



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.46%
1.36%
1.56%
1.54%
1.18%
0.99%
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Return on Average Equity



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.25%
15.30%
18.34%
18.19%
13.84%
11.90%
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Diluted Earnings per Share



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.46
$0.50
$0.61
$0.63
$0.49
$0.43
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Book Value per Share



10% C.A.G.R.*
$15.00
$14.50
$14.00
$13.50
$13.00
$12.50
$12.00
$12.90
$12.90
$13.27
$13.27
$13.60
$13.57
$14.29
$14.26
$14.31
$14.28
$14.55
$14.52
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)
Book Value per Share
Tangible Book Value per Share

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/02 through 12/31/03.

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank
More like you every day.

Total Assets



14% C.A.G.R.*
(In millions)
$1,300
$1,250
$1,200
$1,150
$1,100
$1,050
$1,000
$950
$1,098
$1,172
$1,182
$1,262
$1,162
$1,298
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/02 through 12/31/03.

Loan to Investment Mix

Provident Financial Holdings, Inc.



(In millions)
$1,200
$1,000
$800
$600
$400
$200
$-
$304
$627
$307
$675
$309
$702
$297
$744
$236
$788
$291
$870
30% C.A.G.R.*
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)
Loans Held for Investment
Investment Securities

* C.A.G.R. - Compound annual growth rate of Loans Held for Investment from 09/30/02 through 12/31/03.

Provident Bank Loan Originations ("Preferred Loans")

Provident Financial Holdings, Inc.



(In millions)
$70
$60
$50
$40
$30
$20
$10
$-
$48
$55
$36
$63
$51
$54
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.


As of 12/31/2003
Single-Family
"Preferred Loans"
Other


As of 09/30/2002
Single-Family
"Preferred Loans"
Other

"Preferred Loans" - Multi-Family, Commercial RE, Construction and Commercial Business loans.

Asset Quality

Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA") & NPA to Total Assets



($ in thousands)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
(Percentage)

	09/02	12/02	03/03	06/03	09/03	12/03
Non-Performing Assets	$1,535	$2,017	$1,007	$2,025	$1,415	$2,497
NPA to Total Assets	0.14%	0.17%	0.09%	0.16%	0.12%	0.19%

Transaction Accounts, CDs & Borrowings



(In millions)
$1,200
$1,000
$800
$600
$400
$200
$-
$262
$355
$353
$337
$328
$383
$313
$311
$432
$368
$291
$463
$244
$273
$518
$357
$253
$557
44% C.A.G.R.*
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

* C.A.G.R. - Compound annual growth rate of Transaction Accounts from the quarter ended 09/30/02 through 12/31/03.

Provident Financial Holdings, Inc.

Deposit Composition


As of 12/31/2003
CDs
Savings
Interest Checking
Money Market
Non-Interest Checking


As of 09/30/2002
CDs
Savings
Interest Checking
Money Market
Non-Interest Checking

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™

Faster funded home loans.

Provident Bank Mortgage Loan Originations



(In millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$82
$256
$105
$322
$82
$302
$93
$390
$126
$343
$138
$192
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)
Saleable
Portfolio

Provident Financial Holdings, Inc.

PBM Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	09/02	12/02	03/03	06/03	09/03	12/03
Refinance	45%	58%	62%	61%	55%	38%
Purchase	55%	42%	38%	39%	45%	62%

(Quarter Ended)

Provident Financial Holdings, Inc.

PBM Retail vs. Wholesale



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Wholesale (%)
Retail (%)

	09/02	12/02	03/03	06/03	09/03	12/03
Wholesale	58%	58%	59%	56%	57%	66%
Retail	42%	42%	41%	44%	43%	34%

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

"Low Margin" vs. "High Margin" Products


(In millions)
$350
$300
$250
$200
$150
$100
$50
$-
$204
$52
$259
$63
$250
$52
$317
$73
$279
$64
$121
$68
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)
"Low Margin" Products
"High Margin" Products

Gain on Sale Margin



1.60 %
1.40 %
1.20 %
1.00 %
0.80 %
0.60 %
0.40 %
0.20 %
0.00 %
1.43 %
1.60 %
1.42 %
1.29 %
1.14 %
1.54 %
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Capital Management

Stockholders' Equity



(In millions)
$107
$106
$105
$104
$103
$102
$101
$100
$99
$98
$97
$96
$101
$100
$101
$107
$102
$105
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Provident Financial Holdings, Inc.

Share Repurchase Program



400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
(# of Shares)

	09/02	12/02	03/03	06/03	09/03	12/03
Shares Repurchased	382,050	288,000	227,700	22,500	371,100	0
Average Cost per Share	$15.83	$17.54	$18.59	$20.03	$20.15	$0.00

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Cash Dividend per Share



$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$-
$0.03
$0.03
$0.03
$0.03
$0.07
$0.07
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Consolidated Capital Ratio



9.40%
9.20%
9.00%
8.80%
8.60%
8.40%
8.20%
8.00%
7.80%
7.60%
7.40%
9.20%
9.20%
8.55%
8.55%
8.58%
8.55%
8.47%
8.45%
8.81%
8.80%
8.10%
8.09%
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)
Equity to Assets
Tangible Equity to Assets

Bank Capital Ratio


Tier 1 Core Capital Ratio
7.40 %
7.20 %
7.00 %
6.80 %
6.60 %
6.40 %
6.20 %
6.00 %
5.80 %
7.38 %
6.41 %
6.63 %
6.50 %
7.24 %
6.62 %
09/02
12/02
03/03
06/03
09/03
12/03
(Quarter Ended)

Provident Financial Holdings, Inc.

Stock Performance



$180
$160
$140
$120
$100
$80
$60
$40
$20
$-

	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003
PROV	$100	$105	$119	$127	$132	$135	$164
Nasdaq Bank Index	$100	$92	$92	$89	$101	$107	$119
Nasdaq Stock Index	$100	$80	$92	$92	$111	$122	$137

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on June 30, 2002 and all dividends were reinvested.

PROV™
NASDAQ
LISTED

PROVIDENT™

Provident Financial Holdings, Inc.

www.myprovident.com